                                                                    Exhibit 2(b)

         THIS FORM IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

WHEN CONSIDERING WHAT ACTION YOU SHOULD TAKE, YOU ARE RECOMMENDED TO SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER DULY AUTHORISED UNDER THE FINANCIAL SERVICES ACT 1986.

This Form should be read in conjunction with the accompanying Offer Document dated 9th September, 1994 (the "Offer Document"). The expressions used in this Form shall, unless the context otherwise requires, bear the same meanings as in the Offer Document. The terms and conditions of the Offer, as contained or referred to in the Offer Document, are deemed to be incorporated in and form part of this Form.
- -------------------------------------------------------------------------------

                               FORM OF ACCEPTANCE

                               IN RESPECT OF THE

                             RECOMMENDED CASH OFFER

                                       BY

                          GOLDMAN SACHS INTERNATIONAL

                                  ON BEHALF OF

                                  STANHOME PLC

                                A SUBSIDIARY OF

                                 STANHOME INC.

                                      FOR

                               LILLIPUT GROUP PLC
- -------------------------------------------------------------------------------

ACCEPTANCES SHOULD BE DESPATCHED AS SOON AS POSSIBLE BUT IN ANY EVENT SO AS TO BE RECEIVED NOT LATER THAN 3.00 P.M. ON 30TH SEPTEMBER, 1994.

The Offer referred to in this Form is not being made directly or indirectly in, and neither the Offer Document nor this Form is being, and must not be, mailed or otherwise distributed or sent, in whole or in part, into or from the United States or Canada.

- -------------------------------------------------------------------------------
 ACTION TO BE TAKEN

 Please read pages 2 and 4 of this Form, where detailed instructions on how to complete the Form are set out, and complete and sign, where indicated, on page 3. Send the completed and signed Form (accompanied by your share certificate(s) and/or other document(s) of title) by post or by hand to The Royal Bank of Scotland plc, Registrar's Department, New Issues Section, P.O. Box 859, Consort House, East Street, Bedminster, Bristol BS99 1XZ using the enclosed reply-paid envelope or by hand only to The Royal Bank of Scotland plc, Registrar's Department, New Issues Section, 15 Featherstone Street, London EC1Y 8QS, as soon as possible, and in any event so as to be received not later than 3.00 p.m. on 30th September, 1994.

 If your share certificate(s) and/or other document(s) of title is/are not readily available or is/are lost, the Form should nevertheless be completed, signed and returned as stated above and the certificate(s) and/or other document(s) of title forwarded as soon as possible thereafter. Do not detach any part of this Form.

 If you have any questions as to how to complete this Form, please contact
 The Royal Bank of Scotland plc, Registrar's Department, New Issues Section
 by telephoning 0272 370666.
- -------------------------------------------------------------------------------

                           HOW TO COMPLETE THIS FORM


              TO ACCEPT THE OFFER COMPLETE BOXES [1] AND [3]

              AND SIGN BOX [2]
- --------------------------------------------------------------------------------
+++      +++
+          +  To accept the Offer insert        If no number, or a number
+     1    +  in Box [1] the number of          greater than your entire
+          +  Lilliput Shares in respect        holding of Lilliput Shares,
+++      +++  of which you wish to accept       is inserted in Box [1], and
              the Offer.                        you have signed Box [2],
                                                you will be deemed to have
              YOU MUST THEN ALSO SIGN BOX       accepted the Offer in
              [2] IN THE PRESENCE OF AN         respect of your entire
              INDEPENDENT WITNESS AND           holding of Lilliput Shares.
              COMPLETE BOX [3].


- --------------------------------------------------------------------------------
+++      +++
+          +  You must sign Box [2]             UK CORPORATIONS--A UK
+     2    +  regardless of which other         corporation must execute the
+          +  Box(es) you complete.             Form of Acceptance as a
+++      +++                                    deed, by the signatures of
              INDIVIDUALS--Each signature       two Directors or a Director
              by an individual must be          and the Secretary who should
              made in the presence of one       state the capacity in which
              independent witness who must      they sign.
              also sign Box [2] where
              indicated. The witness must       FOREIGN CORPORATIONS--A
              be 18 years of age or over.       foreign corporation must
              The witness must not be           execute the Form of
              another joint holder. The         Acceptance as a deed by the
              witness should state his or       signature or signatures of a
              her name and sign where           person or persons who, in
              indicated. The same witness       accordance with the laws of
              may witness each signature        the territory in which the
              of joint holders.                 foreign corporation was
                                                incorporated, act under the
                                                authority (express or
                                                implied) of that foreign
                                                corporation.





- --------------------------------------------------------------------------------
+++      +++
+          +  To accept the Offer complete
+     3    +  Box [3] in BLOCK CAPITALS
+          +  with the full name and
+++      +++  address of the registered
              holder and in the case of
              Lilliput Shares jointly
              held, the full name and
              address of the first-
              registered holder together
              with the names and addresses
              of all joint holders.

              Please enter a daytime
              telephone number in the box
              provided where you may be
              contacted in the event of a
              query regarding the
              completion of this Form.


- --------------------------------------------------------------------------------
+++      +++
+          +  If you want the
+     4    +  consideration and/or other
+          +  documents to be sent to
+++      +++  someone other than the
              first-registered holder at
              the address set out in Box
              [3] (e.g. your bank manager
              or stockbroker), you should
              also complete Box [4].


- --------------------------------------------------------------------------------

                                     PAGE 3
                                                      +++                   +++
                                                      + For Stock Exchange or +
                                                      +    Registrar's use    +
                                                      +++                   +++

               PLEASE COMPLETE THIS FORM AS EXPLAINED ON PAGE 2

           The provisions of the Offer Document are incorporated in and form part of this Form of Acceptance.

       TO ACCEPT THE OFFER COMPLETE BOXES  [1] AND [3] AND SIGN BOX [2]
- ------------------------------------------------------------------------
+++      +++      Please insert the number         +++               +++
+          +      of Lilliput Shares in respect    + Number of         +
+     1    +      of which you wish to accept      + Lilliput          +
+          +      the Offer.                       + Shares            +
+++      +++                                       +++               +++

- ------------------------------------------------------------------------
+++      +++ SIGN BELOW TO ACCEPT THE OFFER
+          +
+     2    + Signed as a deed by:          In the presence of:
+          + --------------------          -------------------
+++      +++

             1.  .................   ................   ................
                 Signature of        Signature of       Name of
                 individual          witness            witness

             2.  .................   ................   ................
                 Signature of        Signature of       Name of
                 individual          witness            witness

             3.  .................   ................   ................
                 Signature of        Signature of       Name of
                 individual          witness            witness

             4.  .................   ................   ................
                 Signature of        Signature of       Name of
                 individual          witness            witness

             Executed as a deed by:
             ----------------------

                 ................... ................   ................
                 Name of             Signature of       Name of
                 corporation         Director           Director

                                     ................   ................
                                     Signature of       Name of second
                                     second             Director/Secretary
                                     Director/Secretary (delete as
                                     (delete as         appropriate)
                                     appropriate)

- ------------------------------------------------------------------------
+++      +++ FULL NAME(S) AND ADDRESS(ES) (TO BE COMPLETED IN BLOCK
+          + CAPITALS)
+     3    +
+          + First holder
+++      +++ ------------
             1. Forename(s)............     3. Forename(s)..............
             Surname                        Surname
             (Mr/Mrs/Miss/Title).......     (Mr/Mrs/Miss/Title).........
             Full address..............     Full address................
             ..........................     ............................
             ..........................     ............................
             Postcode..................     Postcode....................
             Joint holders
             -------------
             2. Forename(s)............     4. Forename(s)..............
             Surname                        Surname
             (Mr/Mrs/Miss/Title).......     (Mr/Mrs/Miss/Title).........
             Full address..............     Full address................
             ..........................     ............................
             ..........................     ............................
             Postcode..................     Postcode....................
             +++                                                     +++
             +                                                         +
             +  PLEASE INSERT YOUR DAYTIME TELEPHONE                   +
             +        NUMBER IN CASE OF QUERY:                         +
             +++                                                     +++
- ------------------------------------------------------------------------
+++      +++ +++                                                     +++
+          + +  Please complete this Box if you wish the consideration +
+     4    + +   and/or other documents to be sent to someone other    +
+          + +  than the first-registered holder at the address set    +
+++      +++ +                      out in Box [3]                     +
             +                                                         +
             + Name................................................... +
             + Address................................................ +
             + ......................................Postcode......... +
             +++                                                     +++
                (TO BE COMPLETED IN BLOCK CAPITALS)

 FOR OFFICE
  USE ONLY
- -------------
      H

- -------------
      C

- -------------
      Q

- -------------
 ACCEPTANCE
     NO.
- -------------
   SHARES
  ACCEPTED
- -------------
    CASH
CONSIDERATION
(POUNDS)
- -------------
  CHEQUE
    NO.
- -------------

ADDITIONAL NOTES REGARDING THE COMPLETION OF THIS FORM.

IN ORDER TO BE EFFECTIVE THIS FORM MUST, EXCEPT AS MENTIONED BELOW, BE SIGNED AS A DEED BY THE REGISTERED HOLDER OR, IN THE CASE OF A JOINT HOLDING, BY ALL THE JOINT HOLDERS, OR UNDER A POWER OF ATTORNEY AND IN ACCORDANCE WITH THE NOTES ON PAGE 2. A CORPORATION MUST EXECUTE THIS FORM AS A DEED IN ACCORDANCE WITH THE NOTES ON PAGE 2.

In order to avoid delay and inconvenience to yourself, the following points may assist you:-

  1.IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY)

    Send this Form by the quickest means (e.g. air mail), but not into the United States or Canada, to the holder for execution or, if he has executed a power of attorney, have this Form signed by the attorney. In the latter case, the power of attorney should be lodged with this Form for noting. NO OTHER SIGNATURES ARE ACCEPTABLE.

  2.IF YOU HAVE SOLD ALL YOUR HOLDING

    You should at once send this Form and the Offer Document to the stockbroker, bank or other agent through whom the sale was effected for transmission to the purchaser.

  3.IF THE SOLE HOLDER HAS DIED

    If probate or letters of administration have been registered with Lilliput, this Form must be signed by the personal representative(s) of the deceased.
    If probate or letters of administration have been granted but have not been registered with Lilliput, the personal representative(s) should sign this Form and forward it to The Royal Bank of Scotland plc, Registrar's Department, New Issues Section at one of the addresses given below with the share certificate(s) and with a sealed copy of the probate or letters of administration as soon as possible.
    If probate or letters of administration have not been granted, the personal representative(s) should sign this Form and forward it to The Royal Bank of Scotland plc, Registrar's Department, New Issues Section at one of the addresses given below with the share certificate(s). However, a sealed copy of the probate or letters of administration must be lodged with The Royal Bank of Scotland plc, Registrar's Department, New Issues Section at one of the addresses given below before the consideration due under the Offer can be forwarded to the personal representative(s).

  4.IF ONE OF THE JOINT HOLDERS HAS DIED

    This Form is valid if signed by all the surviving joint holders and lodged with the death certificate, probate or letters of administration of the deceased.

  5.IF THE SHARE CERTIFICATE(S) IS/ARE HELD BY YOUR STOCKBROKER OR OTHER AGENT

    If your share certificate(s) and/or other document(s) of title are with your stockbroker or other agent, you should complete this Form and arrange for it to be lodged by such agent with the relevant document(s). If the share certificate(s) is/are not readily obtainable, lodge this Form duly completed together with a note saying e.g. "certificate(s) to follow", and arrange for the certificate(s) to be forwarded as soon as possible thereafter. It is helpful for your agent to be informed of the full terms of the Offer.

  6.IF THE SHARE CERTIFICATE HAS BEEN LOST

    Complete and lodge this Form together with a letter of explanation and any certificate(s) available, with The Royal Bank of Scotland plc, Registrar's Department, New Issues Section at one of the addresses given below. You should then write to the Registrars of Lilliput, The Royal Bank of Scotland plc, Securities Services--Registrars, Owen House, 8 Bankhead Crossway North, Edinburgh EH11 4BR for a letter of indemnity which should be completed in accordance with the instructions given. When completed, the letter of indemnity must be lodged with The Royal Bank of Scotland plc, Registrar's Department, New Issues Section at one of the addresses given below.

  7.IF YOUR NAME OR OTHER PARTICULARS ARE SHOWN INCORRECTLY ON THE SHARE
    CERTIFICATE, E.G.:

    (a)  name on the certificate...................................James Smith correct name.............................................James Smythe

    complete and lodge this Form with the correct name and accompanied by a letter from your stockbroker, bank or solicitor confirming that the person described on the certificate and the person who has signed this Form are one and the same;

    (b)incorrect address
    write the correct address on this Form;

    (c)change of name
    lodge your Marriage Certificate or the deed poll with this Form for noting.

THE CONSIDERATION DUE TO YOU UNDER THE OFFER CANNOT BE SENT TO YOU UNTIL ALL RELEVANT DOCUMENTS HAVE BEEN PROPERLY COMPLETED AND LODGED EITHER BY POST WITH THE ROYAL BANK OF SCOTLAND PLC, REGISTRAR'S DEPARTMENT, NEW ISSUES SECTION, PO BOX 859, CONSORT HOUSE, EAST STREET, BEDMINSTER, BRISTOL BS99 1XZ OR BY HAND ONLY WITH THE ROYAL BANK OF SCOTLAND PLC, REGISTRAR'S DEPARTMENT, NEW ISSUES SECTION, 15 FEATHERSTONE STREET, LONDON EC1Y 8QS.

                    Printed by RR Donnelley Financial--16078